Investments	12 Months Ended
Dec. 31, 2013
Investments
Note 10.	Investments

Scene, LLC

On November 25, 2011, AVG consummated a unit purchase agreement with Scene, LLC (“Scene”), a U.S.-based provider of broadband speed testing and web-based network diagnostic applications, pursuant to which AVG acquired a 15% interest in Scene for a cash consideration of $9,750 paid at closing. In addition, on November 25, 2011, AVG entered into a put and call agreement with Scene. AVG decided not to exercise the put option. During a three-month period beginning on March 1, 2013, Scene had the option to purchase AVG’s interest (call option) at a fixed price of $9,750 plus the amount of tax distributions owed to AVG. Additional amounts would be owed to AVG if Scene undertook a change in control transaction during the one year period following the delivery of the call notice. Scene exercised its call option and on May 31, 2013, Scene repurchased AVG’s interest at $9,750 and AVG derecognized the investment in Scene in the same amount.

Further, on November 25, 2011, the Company entered into a strategic cooperation agreement with Scene to market and promote their respective products and paid a $2,000 fee for marketing and promotional services. This agreement ended December 31, 2012.

The Company accounted for its investment in Scene as a debt security as the risks and rewards associated with the investment were retained by Scene because of impact of the put and call options. During the financial years 2011, 2012 and 2013, AVG received distributions of nil, $339 and $225, respectively, which were recorded as dividend income in other income (expense).

Wireless Interaction & NFC Accelerator 2013 B.V.

In 2013, the Company acquired a 10% share in Wireless Interactions & NFC Accelerator 2013 B.V. for cash consideration of $160. The Company accounts for this investment under the cost-method.